3. ACQUISITIONS (Details) - USD ($)	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Cash	$ 13,791	$ 406,867	$ 392,702	$ 392,702
Stock subscription liability		$ 1,000,000
Acquistions
Cash	385,628
Advances for bareboat contract	500,000
Escrow account	99,965
Total assets acquired	985,593
Stock subscription liability	1,000,000
Total liabilities acquired	1,000,000
Series A preferred shares issued for asset purchase agreement with Boston Carriers LTD	185
Purchase price differential	$ (14,592)